                         MERRILL LYNCH PORTFOLIO      APPLICATION FOR
   ANNUITIES             ADVISOR ANNUITY(SM)          VARIABLE ANNUITY

IMPORTANT INFORMATION:

- On your written request, we will, in a reasonable time, provide reasonable factual information regarding the benefits and provisions of the Contract to you.

- If for any reason you are not satisfied with this Contract, you may cancel it by returning the Contract to us or your Financial Advisor within 10 days after you receive it. If you do, we will refund the greater of the Contract Value or all of your premiums paid and the Contract will be void.

EXCEPT FOR FIXED ANNUITY PAYMENTS, VALUES PROVIDED BY THE CONTRACT ARE BASED ON THE INVESTMENT EXPERIENCE OF SEPARATE ACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED-DOLLAR AMOUNT.

In this form, the terms you and your refer to the owner and the co-owner if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to Merrill Lynch Life Insurance Company.

1   CONTRACT INFORMATION
    -------------------------------------------------     -------------------------------------------------------------------------
    Merrill Lynch account number  | State of purchase     What type of contract    [ ] Non-Qualified
                                  |                       are you applying for?    [ ] Individual Retirement Annuity (IRA)
    -------------------------------------------------     (check only one)         [ ] Merrill Lynch Custodial Retirement Plan IRA
                                                                                   [ ] 403(b) Transfer (Non-ERISA Assets)
                                                          -------------------------------------------------------------------------

2   OWNER INFORMATION
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)                                          | [ ] Male  |Birthdate (Must be under age 81)
                                                                                     | [ ] Female|(m/d/y)
    -------------------------------------------------------------------------------------------------------------------------------
        Address                                         |City             | State    | Zip code  | Social Security or Tax ID Number
                                                        |                 |          |           |
    -------------------------------------------------------------------------------------------------------------------------------
        E-mail address                                              | Telephone number           | FAX number
                                                                    |                            |
    -------------------------------------------------------------------------------------------------------------------------------

3   CO-OWNER INFORMATION
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)                                          | [ ] Male  |Birthdate (Must be under age 81)
                                                                                     | [ ] Female|(m/d/y)
    -------------------------------------------------------------------------------------------------------------------------------
        Address                                         |City             | State    | Zip code  | Social Security or Tax ID Number
                                                        |                 |          |           |
    -------------------------------------------------------------------------------------------------------------------------------

4   ANNUITANT INFORMATION - Complete only if annuitant is different from the owner in Section 2.
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)                                          | [ ] Male  |Birthdate (Must be under age 89)
                                                                                     | [ ] Female|(m/d/y)
    -------------------------------------------------------------------------------------------------------------------------------
        Address                                         |City             | State    | Zip code  | Social Security or Tax ID Number
                                                        |                 |          |           |
    -------------------------------------------------------------------------------------------------------------------------------

5   BENEFICIARY INFORMATION
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)             |Relationship |Birthdate (m/d/y)|Social Security  |[ ] Primary    |Percent
                                                        |             |                 |or Tax ID number |[ ] Contingent |
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                             | City            | State       |Zip code
                                                                                        |                 |             |
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)             |Relationship |Birthdate (m/d/y)|Social Security  |[ ] Primary    |Percent
                                                        |             |                 |or Tax ID number |[ ] Contingent |
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                             | City            | State       |Zip code
                                                                                        |                 |             |
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)             |Relationship |Birthdate (m/d/y)|Social Security  |[ ] Primary    |Percent
                                                        |             |                 |or Tax ID number |[ ] Contingent |
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                             | City            | State       |Zip code
                                                                                        |                 |             |
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)             |Relationship |Birthdate (m/d/y)|Social Security  |[ ] Primary    |Percent
                                                        |             |                 |or Tax ID number |[ ] Contingent |
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                             | City            | State       |Zip code
                                                                                        |                 |             |
    -------------------------------------------------------------------------------------------------------------------------------
    If you need more space, use Section 17 or attach and sign a separate sheet.

 6  INITIAL PREMIUM
    -------------------------
    (Minimum $75,000)
    $
    -------------------------

[MERRILL LYNCH LOGO]
Merrill Lynch Life Insurance Company
Little Rock, Arkansas                                               Page 1 of 5
ML059                                                              (New 4/2002)

7 CONTRIBUTIONS FOR IRAS - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a Merrill Lynch Retirement Plan Account. Please specify premium amount by the tax year and type of contribution.

    ----------------------------------------------------------------------------
    Current Tax Year    Prior Tax Year    Rollover Amount    Transfer Amount
    $                   $                 $                  $
    ----------------------------------------------------------------------------

8 CURRENT INSURANCE INFORMATION - Do you have any existing life insurance or annuity contracts? [ ] Yes [ ] No

    If yes, for the following states the "Important Notice: Replacement of Life Insurance or Annuities" must be completed: [CO, HI, IA, LA, MD, MS, NH or OR]

    CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

    [ ] Yes - Please provide details below. Additional state requirements may apply and the appropriate replacement paperwork must be included with this application.

    [ ] No

    ----------------------------------------------------------------------------
    Company              Contract number   Issue date (m/d/y)  Original premium
                                                               $
    ----------------------------------------------------------------------------
    Company              Contract number   Issue date (m/d/y)  Original premium
                                                               $
    ----------------------------------------------------------------------------

    If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

9   PREMIUM ALLOCATION - Choose up to 18 investment options.


     ------------------------------------------------------------------------------------------------------------------------------
                                        DOLLAR COST     AUTOMATIC                                        DOLLAR COST     AUTOMATIC
                                         AVERAGING      INVESTMENT                                        AVERAGING      INVESTMENT
                            INITIAL       PROGRAM        FEATURE                            INITIAL        PROGRAM        FEATURE
      INVESTMENT OPTIONS    PREMIUM      (OPTIONAL)     (OPTIONAL)    INVESTMENT OPTIONS    PREMIUM       (OPTIONAL)     (OPTIONAL)
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
     [ Fund Name ]                 %  [ ] From                       [ Fund Name ]                 %   [ ] From
                                      [ ] To       %             %                                     [ ] To       %             %
     ------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL                    100 %            100 %         100 %

10 DEATH BENEFIT - One of the following options must be selected. The Death Benefit option cannot be changed after the Contract has been issued.

    [ ] Maximum Anniversary Value

    [ ] Maximum Anniversary Value with Estate Enhancer benefit. (There is an additional charge for this option.)

    [ ] Premiums Compounded at 5%

    [ ] Premiums Compounded at 5% with Estate Enhancer benefit. (There is an additional charge for this option.)

    [ ] Estate Enhancer benefit


11 TELEPHONE AUTHORIZATION - If you elect telephone authorization, you are authorizing us to accept telephone instructions from you and the party(ies) you designate below to allocate premiums, make transfers among investment options, and to direct withdrawals to the Merrill Lynch account listed in
    Section 1. Electing telephone authorization does not give your Merrill Lynch Agent/Financial Advisor discretionary authority over this annuity or your Merrill Lynch account listed in Section 1. (If this contract is a 403(b) annuity, withdrawal requests must be made in writing.) You may elect, change or cancel telephone authorization at any time.

    ----------------------------------------------------------------------------
    [ ] YES - you elect telephone authorization giving us permission to accept telephone instructions from you and: (check all that apply)

        [ ] Your present and future Merrill Lynch Agents/Financial Advisors and their authorized representative(s).

        [ ] Other authorized person you designate below
    ----------------------------------------------------------------------------
    [ ] NO - you do not elect telephone authorization.
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    Full name (first, middle initial, last)     Social Security or Tax ID Number

    ----------------------------------------------------------------------------
    Address                   City                State      Zip code

    ----------------------------------------------------------------------------
    If you need more space, use Section 17 or attach and sign a separate sheet.


ML059                                                               Page 2 of 5
                                                                    (New 4/2002)

12 REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value each specified calendar period based on the investment options and percentages you select in Section 9. Would you like to elect the Rebalancing Program?

        [ ] YES - Please provide allocations in the Initial Premium
        column in Section 9.                         [ ]NO

        Rebalancing Frequency  [  ]Quarterly  [  ] Annually
                               [  ]Semi-annually

13 SYSTEMATIC WITHDRAWAL PROGRAM - Would you like to make systematic withdrawals?

        [  ] YES - Please provide details below.     [ ]NO

-----------------------------------------------------------------------------------------------------------------------------------
Withdrawal amount (minimum $100)       $ Start date (m/d/y)                       End date (m/d/y)
$
----------------------------------------------------------------------------------------------------------------------------------
Payment Frequency                                               Payment Destination
[  ] Monthly    [  ]Semi-annually                                                [  ]Your Merrill Lynch account listed in Section 1
[  ] Quarterly  [  ]Annually                                                     [  ]Your address listed in Section 2
-----------------------------------------------------------------------------------------------------------------------------------



Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty. If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

14 DOLLAR COST AVERAGING PROGRAM - Would you like to use this feature to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Rebalancing Program has been selected.)


        [  ] Yes - Please provide details below and in the Dollar Cost Averaging
        Program column in Section 9.                  [  ] No

----------------------------------------------------------------------------------------------------------------------------------
Amount to be transferred monthly (minimum $100)                Start date (m/d/y)          Number of transfers (minimum 3 months)
$
-----------------------------------------------------------------------------------------------------------------------------------

15 AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in Section 1. (Not available for 403(b) contracts.) Would you like to elect the Automatic Investment Feature?


        [ ] YES - Please provide details below and in Section 9. (Do not include allocations for this program in Section 9 if the
        Rebalancing Program has been selected.)                   [  ] NO



-----------------------------------------------------------------------------------------------------------------------------------
Amount of periodic premium (minimum $100)   Frequency                            Start date (m/d/y)     Optional end date(m/d/y)
                                               [ ] Monthly   [  ] Semi-annually
$                                              [ ] Quarterly [  ] Annually
-----------------------------------------------------------------------------------------------------------------------------------

16 TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE. (The following disclosure is not applicable to 403(b) contracts.) Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.


IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX FROM YOUR          [  ] No income tax to be withheld
WITHDRAWALS AT THE RATE OF 10%.                                    [  ] Income tax to be withheld _____ % (use whole percentages)


17 PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18 STATE ACKNOWLEDGEMENT. The following states require you to acknowledge the information below that pertains to your specific state. Check the appropriate box for your resident state, sign and date in Section 19.

   [ ] ARIZONA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

   [ ] ARKANSAS - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

   [ ] COLORADO - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

   [  ] DISTRICT OF COLUMBIA - WARNING: IT IS A CRIME TO PROVIDE FALSE OR
        MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.


 Continued on Next Page

                                                                     Page 3 of 5
ML059                                                               (New 4/2002)

 [ ] FLORIDA - Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

 [ ] HAWAII - For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both.

 [ ] KENTUCKY - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

 [ ] LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

 [ ] MAINE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

 [ ] NEW JERSEY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

 [ ] NEW MEXICO - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

 [ ] OHIO - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

 [ ] OKLAHOMA - WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

 [ ] PENNSYLVANIA - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

 [ ] TENNESSEE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

19   YOUR SIGNATURE(S) VERIFIES THAT:

 [ ] YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE
     AND TRUE TO THE BEST OF YOUR KNOWLEDGE.

 [ ] YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT AND
     UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

 [ ] YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING
     ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

 [ ] YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING
     ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT.

 [ ] YOU AGREE TO HOLD US, OUR AFFILIATES, AGENTS AND EMPLOYEES HARMLESS FROM
     ANY LIABILITY RESULTING FROM ACTIONS TAKEN BASED UPON INSTRUCTIONS COMMUNICATED BY TELEPHONE PROVIDED WE ACT WITHIN OUR NORMAL SCOPE OF AUTHORITY AND UTILIZE REASONABLE PROCEDURES TO CONFIRM THAT SUCH INSTRUCTIONS ARE GENUINE.

   UNDER PENALTY OF PERJURY YOU CERTIFY THAT:

   1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT;

   2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (b) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND

   3. YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

      THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-------------------------------------------------------------------------------
      Owner's signature     Date (m/d/y)   Co-owner's signature    Date (m/d/y)

-------------------------------------------------------------------------------
      Signed at (city and state)

-------------------------------------------------------------------------------
      Financial Advisor/Witness name                 Financial Advisor/Witness
      (please print) - Kentucky only                 signature - Kentucky only
-------------------------------------------------------------------------------

                                                                   Page 4 of 5
ML059                                                              (New 4/2002)

20 AGENT/FINANCIAL ADVISOR'S VERIFICATION - The Agent/Financial Advisor selling this annuity must complete and sign.

   1.  Have current prospectuses for the contract and underlying funds been
       given to the client?                       [ ] YES   [ ] NO

   2. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such action likely to occur?
                                                  [ ] YES   [ ] NO

   3.  Does the client have any existing life insurance or annuity contracts?
                                                  [ ] YES   [ ] NO

       If yes, for the following states the "Important Notice: Replacement of Life Insurance or Annuities" must be completed: [CO, HI, IA, LA, MD, MS, NH or OR]

   4. I hereby certify that only sales material approved by Merrill Lynch Life Insurance Company was used in this sale, and that copies of all sales material used in this sale were left with the applicant.
                                                  [ ] YES   [ ] NO


--------------------------------------------------------------------------------
Agent's name (please print)      License ID number     Agent telephone number

--------------------------------------------------------------------------------
Agent's signature                Date (m/d/y)          Agent or Pool authorizing
                                                       number
--------------------------------------------------------------------------------

AT YOUR SERVICE                  MERRILL LYNCH LIFE INSURANCE COMPANY
Our business hours are           SERVICE CENTER
8:30 a.m. to 6:00 p.m. Eastern
time, Monday through Friday.     OUR MAILING ADDRESS:                        OUR ADDRESS FOR OVERNIGHT MAIL:
                                 P. O. Box 44222                             4804 Deer Lake Drive East
Our automated voice response     Jacksonville, FL  32231-4222                Jacksonville, FL 32246
system is available 24 hours a
day, 7 days a week.

                                 OUR TELEPHONE NUMBER:  1-800-535-5549       OUR FAX NUMBER:  1-888-329-6544
